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April 26, 2006



Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K/A dated April 26, 2006, of Vyteris Holdings (Nevada), Inc. and are in agreement with the statements contained in the paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                        Yours very truly,



                                        /s/ Ernst & Young LLP











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